UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2008

ADVANT-E CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-30983	88-0339012
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2680 Indian Ripple Rd., Dayton, OH	45440
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 937-429-4288

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 10, 2008, Advant-e Corporation issued a press release announcing preliminary estimated results of operations for the quarterly period ended September 30, 2008. The text of the release is attached as an exhibit hereto.

ITEM 8.01.	OTHER EVENTS.

On October 10, 2008, Advant-e Corporation issued a press release (in which the Company also announced preliminary results of operations for the quarterly period ended September 20, 2008) announcing that the Company’s Board of Directors authorized the payment of a special dividend of $.14 per share payable to holders of the Company’s Common Stock to shareholders of record as of October 24, 2008, and that dividend payments will be processed and distributed no later than November 24, 2008.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) EXHIBITS.

Exhibit Number	Description	Method of Filing
99.1	Company Press Release	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Advant-e Corporation (Registrant)

October 13, 2008	By:	/s/ Jason K. Wadzinski
Jason K. Wadzinski
Chief Executive Officer